Berwyn Fund (BERWX)
Summary Prospectus	March 1, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at https://www.chartwellip.com/Annual-Funds-Distribution.aspx. You may also obtain this information at no cost by calling 1-888-995-5505 or by sending an e-mail request to info@chartwellip.com. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2018, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Berwyn Fund is long-term capital appreciation; current income is a secondary consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution (Rule 12b-1) Fee	None
Other expenses	0.28%
Acquired fund fees and expenses	0.03%
Total annual fund operating expenses[1]	1.31%
Fee waiver and/or expense reimbursements	(0.06)%
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1,2]	1.25%

1	The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursement do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.22% of the average daily net assets of the Fund’s shares. This agreement is in effect until July 17, 2019, and it may be terminated prior to this time only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by The Chartwell Funds upon 60 days’ notice to the advisor provided such termination was directed or approved by a vote of a majority of the Trustees of The Chartwell Funds or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by the advisor upon 60 days’ notice to The Chartwell Funds; or (iii) by an assignment of the investment advisory agreement. After April 29, 2018, the advisor will be permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by the Fund’s advisor as described above for the One Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$127	$405	$708	$1,570

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the portfolio turnover rate of the Fund was 27% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will primarily invest in equity securities of domestic issuers. The principal strategy of the Fund is to achieve long-term growth through investments in equity securities that the Fund’s investment advisor believes are undervalued. The advisor believes finding value in the marketplace is dependent upon many factors, including the level of inflation, price-to earnings ratios, interest rates, stock market psychology and political factors. The value approach followed by the advisor can often result in the Fund holding securities that are out of favor with most other investors. In addition, this approach can often result in the selection of securities of lesser-known companies or small capitalization companies (i.e., those within the market capitalization range of the Russell 2000 Index at the time of the security’s purchase). As of December 31, 2017, the market capitalization of companies included in the Russell 2000 Index was between $3.9 million and $9.4 billion. The advisor, however, invests the Fund’s assets only in securities listed on domestic national security exchanges or quoted on the over-the-counter market. The Fund’s investments in equity securities may include common stocks, preferred stocks, and exchange-traded funds (“ETFs”).

While the Fund emphasizes investments in equity securities, the Fund may invest under normal market conditions up to 20% of its net assets in fixed income securities within any of the rating categories of Standard & Poor’s Ratings Services, a division of McGraw Hill Companies Inc. (“S&P”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch Ratings Ltd. (“Fitch”). Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P or Fitch or, if unrated by S&P, Moody’s or Fitch, determined by the advisor to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P or Fitch (or, if unrated, determined by the advisor to be of comparable credit quality).

The Fund’s advisor generally selects common stock investments for the Fund based on one of three broad value-based criteria: (1) stocks of companies selling substantially below their book value; (2) stocks of companies that, in the opinion of the advisor, are selling at an attractive valuation based on their present earnings level; and (3) stocks of companies judged by the advisor to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the advisor, at small premiums to their book values or at modest valuations to their present earnings levels. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the advisor believes are offering an above average yield, in comparison to preferred stocks of the same quality; and (2) preferred stocks offering the potential for capital appreciation due to the business prospects of the issuers. The Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased. The advisor may invest in ETFs designed to track U.S. equity securities indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange. When selecting corporate bonds, the advisor will consider the rating the bond has received from S&P, Moody’s or Fitch. The advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The Fund may invest in bonds of any maturity and the duration of bonds purchased by the Fund will usually vary from three to seven years. The advisor has the discretion to vary the duration of the portfolio in order to seek to take advantage of prevailing trends in interest rates.

The Fund is “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds. When managing the Fund’s portfolio, the advisor uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one industry (at the time of purchase) will comprise less than 20% of the total value of the assets in the portfolio. Under normal market conditions, the Fund’s advisor intends to follow these 5% and 20% investment guidelines.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower-rated securities being more sensitive than shorter-term and higher-rated securities. For example, the price of a security with a seven-year duration would be expected to drop by approximately 7% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. Junk bonds have a higher risk of default than other fixed income securities and are considered predominantly speculative.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Non-Diversification Risk. The Fund is “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of fewer issuers than a diversified mutual fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance

The Fund acquired the assets and liabilities of the Berwyn Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through December 31, 2016, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart and table below provide some indication of the risks of investing in the Fund and the Predecessor Funds by showing changes in the Predecessor Funds’ performance from year to year and by showing how the average annual total returns of the Predecessor Funds compare with the average annual total returns of the Russell 2000 Index, a broad-based measure of market performance that has characteristics relevant to the Fund’s investment strategies. Updated performance information is available at the Fund’s website, www.chartwellip.com, or by calling the Fund at 1-888-995-5505.

Calendar-Year Total Return (Before Taxes)

For each calendar year at NAV

Highest Calendar Quarter Return at NAV	24.58%	Quarter ended 09/30/2009
Lowest Calendar Quarter Return at NAV	(24.46)%	Quarter ended 12/31/2008

Average Annual Total Returns (for periods ended December 31, 2017)	1 Year	5 Years	10 Years
Return Before Taxes	7.00%	8.91%	8.14%
Return After Taxes on Distributions*	3.48%	6.24%	6.66%
Return After Taxes on Distributions and Sale of Fund Shares*	6.86%	6.85%	6.54%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	8.17%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Chartwell Investment Partners, LLC (the “Advisor” or “Chartwell”).

Portfolio Manager

David C. Dalrymple is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Dalrymple has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997 and has served as a portfolio manager of the Berwyn Fund since December 2017.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$100
Gift Account For Minors	$1,000	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.